DERIVATIVE INSTRUMENTS (Schedule of Fair Value of Derivative Instruments) (Details) - Foreign Exchange [Member] - Forward Contracts [Member] - Other current assets (liabilities) [Member] - USD ($)
$ in Thousands
		Dec. 31, 2019	Dec. 31, 2018
Derivative [Line Items]
Fair value of derivative instruments, assets	[1]
Fair value of derivative instruments, liabilities	[1]		$ (318)

[1]	To protect against changes in value of forecasted foreign currency cash flows resulting from salaries and related payments that are denominated in NIS, the Company has entered into foreign currency forward contracts. These contracts were designated as cash flow hedges, as defined by ASC 815, as amended, and are considered highly effective as hedges of these expenses. As of December 31, 2019 there were no outstanding forward contracts.